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                                                                   EXHIBIT 10(a)


                        HOUSTON INDUSTRIES INCORPORATED
                     EXECUTIVE INCENTIVE COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1991)


                                Eighth Amendment


          Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Executive Incentive Compensation Plan, effective January 1, 1991, and as thereafter amended (the "Plan"), and having reserved the right under Paragraph 18 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1997, to read as follows:

          1. Paragraph 2.F of the Plan is hereby amended in its entirety to read as follows:

          "F. 'Committee': The Compensation Committee of the Board of
     Directors."

          2. The first sentence of Paragraph 3 of the Plan shall be amended by striking the term "Personnel" therefrom.

          3. The third sentence of Paragraph 4 of the Plan shall be deleted and the fourth sentence of Paragraph 4 of the Plan shall be amended in its entirety to read as follows:

     "Only Participants who were ineligible to participate in the Houston Industries Incorporated Long-Term Incentive Compensation Plan and who have participated in the Plan and been continuously employed by an Employer through December 31 of the current Plan Year and each of the two (2) preceding Plan Years shall be eligible to receive a Long-Term Award at the end of the current Plan Year."



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          4. The second sentence of Paragraph 6 of the Plan shall be amended in its entirety to read as follows:

     "This goal shall cover Company performance over a three-year period commencing in the year the goal is established."

          5. The first sentence of Paragraph 10.B of the Plan shall be amended in its entirety to read as follows:

          "If a Participant's Agreement specifies that his Annual Award contains a vested portion and the Participant terminates employment during the Plan Year, then the Participant shall be eligible to receive a prorated Annual Award which shall be calculated as a fraction multiplied by the vested portion of the Participant's target Annual Award for the Plan Year, where the numerator is the number of days of completed continuous service with an Employer during the Plan Year (excluding days during which a Participant is on an unpaid leave of absence) and the denominator is the total number of days in the Plan Year. If a Participant's Agreement specifies that his Annual Award contains a vested portion and the Participant is on an unpaid leave of absence during the Plan Year (but does not terminate employment during the Plan Year), then the Participant shall be eligible to receive a prorated Annual Award which shall be calculated as a fraction multiplied by the vested portion of the Participant's actual Annual Award for the Plan Year, where the numerator is the number of days of completed continuous service with an Employer during the Plan Year (excluding days during which a Participant is on an unpaid leave of absence) and the denominator is the total number of days in the Plan Year."

          6. Paragraph 11.A of the Plan shall be amended in its entirety to read as follows:

          "A. Description of Long-Term Award. The maximum Long-Term Award opportunity for an eligible Participant for any Plan Year shall be five percent (5%) of the Participant's average annual base salary (before any voluntary reductions for or contributions to the Savings Plan, the Deferred Compensation Plan or other similar plans of deferred compensation maintained by the Company or an Employer) as of the end of the current Plan Year and as of the end of each of the preceding two (2) Plan Years."

          7. The first sentence of Paragraph 11.B of the Plan is hereby amended in its entirety to read as follows:

          "Upon satisfaction of the Long-Term Performance Goal as determined by the Committee, payment of the Long-Term Award shall be made in cash and/or


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     full shares of HII Stock (as determined by the Committee in its sole and absolute discretion) to the Participant as soon as practicable after the close of the three (3) consecutive calendar year measurement period described in Paragraph 6 above, provided that (i) the Participant has satisfied the requirements of Paragraph 4 throughout such measurement period and (ii) the payment in the form of HII Stock shall be permitted only with respect to measurement periods commencing on or after January 1, 1996."

          8. Terms used in this Amendment and not defined herein are used herein as they are defined in the Plan. References in the Plan to "this Plan" (and indirect references such as "hereof" and "herein") are amended to refer to the Plan as amended by this Amendment. Except as expressly amended hereby, the Plan shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, Houston Industries Incorporated has caused this Amendment to be executed by its duly authorized officers this 5th day of June, 1997, but effective as of January 1, 1997.

                                        HOUSTON INDUSTRIES INCORPORATED

                                        By     /s/ R. Steve Letbetter
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ATTEST:

       /s/ R. B. Dauphin
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